UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):

November 12, 2014

ENOVA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35503	45-3190813
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

200 West Jackson Boulevard

Chicago, Illinois 60606

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (312) 568-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As previously announced, at 12:01 Eastern Time on November 13, 2014 Cash America International, Inc. (“Cash America”) completed the distribution of 80 percent of the outstanding shares of Enova International, Inc. (“Enova”) to Cash America’s shareholders in a tax-free distribution (the “Spin-off”). Cash America distributed to its shareholders 0.915 shares of Enova common stock for every one share of Cash America’s common stock held as of the close of business on November 3, 2014, which was the record date for the Spin-off. Fractional shares of Enova common stock were not distributed. Any fractional shares of Enova common stock were aggregated and sold in the open market, and the aggregate net proceeds of the sales were distributed ratably in the form of cash payments to Cash America’s shareholders of record who were otherwise entitled to receive a fractional share of Enova common stock. As a result of the Spin-off, Enova is now an independent public company, and its common stock is listed on the New York Stock Exchange under the ticker symbol “ENVA.”

In connection with the Spin-off, on November 12, 2014, Cash America and Enova entered into various agreements to effect the separation and to provide a framework for Cash America’s relationship with Enova after the Spin-off, including the following agreements:

•	Separation and Distribution Agreement;
•	Tax Matters Agreement;
•	Transition Services Agreement;
•	Stockholder’s and Registration Rights Agreement; and
•	Software Lease and Maintenance Agreement.

A summary of certain material features of the agreements can be found in the section entitled “Certain Relationships and Related Party Transactions—Agreements Between Us and Cash America” in Enova’s Information Statement, filed as Exhibit 99.1 to Enova’s Current Report on Form 8-K furnished on October 30, 2014 (the “Information Statement”), which section is incorporated herein by reference. The summary is qualified in its entirety by reference to the complete terms and conditions of each of the Separation and Distribution Agreement, Tax Matters Agreement, Transition Services Agreement, Stockholder’s and Registration Rights Agreement and Software Lease and Maintenance Agreement attached hereto as Exhibit 2.1, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, which are incorporated herein by reference.

ITEM 5.01 CHANGES IN CONTROL OF THE REGISTRANT

See Item 1.01 for a description of the Spin-off.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On November 13, 2014, in connection with the Spin-off, Enova amended and restated its Certificate of Incorporation (the “Amended Certificate”) and its Bylaws (the “Amended Bylaws”). A summary of the material provisions of each of the Amended Certificate and the Amended Bylaws is included under the section “Description of Capital Stock” in the Information Statement, which section is incorporated herein by reference. The summary is qualified in its entirety by reference to the full text of each of the Amended Certificate and Amended Bylaws, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

In connection with the Spin-off, effective November 13, 2014, Enova adopted the Enova International, Inc. Code of Business Conduct and Ethics (the “Code of Conduct”). A copy of the Code of Conduct is available under the Investor Relations section of Enova’s website, http://ir.enova.com, and is filed as Exhibit 14.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 8.01 OTHER EVENTS

In connection with the Spin-off, effective November 13, 2014, Enova adopted the Enova International, Inc. Corporate Governance Guidelines. A copy of Enova’s Corporate Governance Guidelines is available under the Investor Relations section of its website, http://ir.enova.com, and is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
2.1	Separation and Distribution Agreement between Cash America International, Inc. and Enova International, Inc.
3.1	Enova International, Inc. Amended and Restated Certificate of Incorporation
3.2	Enova International, Inc. Amended and Restated Bylaws
10.1	Tax Matters Agreement between Cash America International, Inc. and Enova International, Inc.
10.2	Transition Services Agreement between Cash America International, Inc. and Enova International, Inc.
10.3	Stockholder’s and Registration Rights Agreement between Cash America International, Inc. and Enova International, Inc.
10.4	Software Lease and Maintenance Agreement between Cash America International, Inc. and Enova International, Inc.
14.1	Enova International, Inc. Code of Business Conduct and Ethics
99.1	Enova International, Inc. Corporate Governance Guidelines

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This report contains forward-looking statements about the business, financial condition, operations and prospects of Enova. The actual results of Enova could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including, without limitation: the effect of, compliance with or changes in domestic and foreign consumer credit, tax and other laws and governmental rules and regulations applicable to Enova’s business or changes in the interpretation or enforcement thereof; the regulatory and examination authority of the Consumer Financial Protection Bureau in the United States and the Financial Conduct Authority in the United Kingdom, including the effect of and compliance with a consent order entered into with the Consumer Financial Protection Bureau in November 2013 and changes to Enova’s U.K. business practices as a result of adapting Enova’s business in response to the requirements of the Financial Conduct Authority; changes in the political, regulatory or economic environment in foreign countries where Enova operates or in the future may operate; risks related to the spin-off of Enova from Cash America; Enova’s ability to process or collect consumer loans through the Automated Clearing House system; the actions of third parties who provide, acquire or offer products and services to, from or for Enova; public and regulatory perception of Enova’s business, including its consumer loan business and its business practices; the effect of any current or future litigation proceedings or any judicial decisions or rule-making that affect Enova, its products or its arbitration agreements; fluctuations, including a sustained decrease, in economic conditions; a prolonged interruption in Enova’s operations of its facilities, systems and business functions, including its information technology and other business systems; changes in demand for Enova’s services and changes in competition; Enova’s ability to maintain an allowance or liability for estimated losses on consumer loans that are adequate to absorb credit losses; Enova’s ability to attract and retain qualified executive officers; interest rate and foreign currency exchange rate fluctuations; changes in the capital markets, including the debt and equity markets; changes in Enova’s ability to satisfy its debt obligations or to refinance existing debt obligations or obtain new capital to finance growth; security breaches, cyber-attacks or fraudulent activity; acts of God, war or terrorism, pandemics and other events; the effect of any of such changes on Enova’s business or the markets in which it operates; and other risks and uncertainties indicated in Enova’s filings with the SEC. These risks and uncertainties are beyond the ability of Enova to control, nor can Enova predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this report, terms such as “believes,” “estimates,” “should,” “could,” “would,” “plans,” “expects,” “anticipates,” “may,” “forecasts,” “projects” and similar expressions and variations as they relate to Enova or its management are intended to identify forward-looking statements. Enova disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENOVA INTERNATIONAL, INC.

Date: November 18, 2014	By:	/s/ Lisa M. Young
Lisa M. Young
Vice President—General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Separation and Distribution Agreement between Cash America International, Inc. and Enova International, Inc.
3.1	Enova International, Inc. Amended and Restated Certificate of Incorporation
3.2	Enova International, Inc. Amended and Restated Bylaws
10.1	Tax Matters Agreement between Cash America International, Inc. and Enova International, Inc.
10.2	Transition Services Agreement between Cash America International, Inc. and Enova International, Inc.
10.3	Stockholder’s and Registration Rights Agreement between Cash America International, Inc. and Enova International, Inc.
10.4	Software Lease and Maintenance Agreement between Cash America International, Inc. and Enova International, Inc.
14.1	Enova International, Inc. Code of Business Conduct and Ethics
99.1	Enova International, Inc. Corporate Governance Guidelines